                          DOMINION INSIGHT GROWTH FUND
                                  ANNUAL REPORT
                                  JUNE 30, 1999


Dominion Insight Growth Fund
A SERIES OF DOMINION FUNDS, INC.
-------------------------------------------------------------------------------

To Our Shareholders:

The Fund's 1999 fiscal year with a total return of 25.47%, and included a long-term capital gain distribution of $2.25 for the year.

In January 1999's semi-annual report we said we were "looking for a continued strong economy, low inflation, and low unemployment-all elements that central bankers at the Federal Reserve strive for. This portends strong performance for the market in general and growth stocks in particular." This has certainly proved to be the case and is reflected in the Fund's performance.

Even with the summer's volatility, the stocks in the Fund's portfolio have nearly all met or beat earnings expectations, and their business outlook continues to look good. Current estimates for our stocks show that earnings should grow nearly 50% this year and another 35% next year. Despite this probable growth, the portfolio continues to trade at very reasonable valuations. This means the possibility exists for stock price appreciation based on earnings growth AND valuation.

As the market sells off with profit taking or expression of fear with Asia or other crisis, we recommend it is a good time to make additional purchases. As in the past 24 months, dollar cost averaging has proved its value.



August 26, 1999          Douglas W. Powell                C. Dewey Elliott, III
                         Chief Executive Officer          President






The performance data presented does not reflect the deduction of the sales load and, if reflected, the load would reduce the performance quoted. The performance data presented represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          INDEPENDENT AUDITOR'S REPORT


To the Shareholders and
Board of Directors of
Dominion Funds, Inc.


We have audited the accompanying statement of assets and liabilities of the Dominion Insight Growth Fund portfolio of Dominion Funds, Inc., including the schedule of investments in securities, as of June 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dominion Insight Growth Fund portfolio of Dominion Funds, Inc. as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                            KINDER & WYMAN, P.C.


Irving, Texas
July 14, 1999

                          DOMINION INSIGHT GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1999


ASSETS
     Investments in securities, at value                  $ 14,032,542
        (identified cost $10,259,498)
     Cash                                                      480,440
     Receivables
           Investment securities sold                        1,102,410
           Capital shares sold                                   2,750
           Dividends and interest                                  773
                                                          ------------

                TOTAL ASSETS                                15,618,915
                                                          ------------

LIABILITIES

     Payables
           Investment advisory fee                              11,199
           Administrative fee                                   13,865
           Investment securities purchased                   1,083,081
                                                          ------------

                TOTAL LIABILITIES                            1,108,145
                                                          ------------

NET ASSETS
     Equivalent to $19.15 per share on
        757,599 shares of capital stock outstanding       $ 14,510,770
                                                          ------------
                                                          ------------

The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                            INVESTMENTS IN SECURITIES
                                  JUNE 30, 1999


                                                                                           Percent of
Common Stocks                                          Shares            Value            Total Assets
-------------                                        ----------        ---------         -------------
Broadcast - Media
        AT & T - Liberty Media Group                    8,000          $ 294,000               1.88%
                                                                       ---------           ---------


Communication - Equipment
        EchoStar Communications Corporation             2,600            398,938                2.55
        Tellabs, Inc (a)                                4,600            310,787                1.99
                                                                       ---------           ---------
                                                                         709,725                4.54
                                                                       ---------           ---------


Computers - Hardware
        Dell Computer (a)                               8,800            325,600                2.09
        RF Micro Devices, Incorporated (a)              7,200            537,300                3.44
        Sun Microsystems, Incorporated (a)              5,000            344,375                2.20
                                                                       ---------           ---------
                                                                       1,207,275                7.73
                                                                       ---------           ---------


Computers - Networking
        Cisco Systems, Incorporated (a)                18,624          1,201,248                7.69
                                                                       ---------           ---------


Computers - Peripheral
        EMC Corporation (Mass.) (a)                     9,200            506,000                3.24
                                                                       ---------           ---------


Computers - Software/Services
        Microsoft Corporation (a)                       8,100            730,519                4.68
                                                                       ---------           ---------


Electrical Equipment
        Solectron Corporation (a)                       9,000            600,188                3.84
                                                                       ---------           ---------


Electronics - Semi-Conductors
        Applied Materials, Incorporated (a)             3,900            288,113                1.84
        JDS Uniphase Corporation (a)                    2,800            464,800                2.98
        TranSwitch Corp (a)                            12,900            611,137                3.91
        Vitesse Semiconductor Corporation (a)           7,400            499,037                3.20
        Xilinx, Incorporated (a)                        6,000            343,500                2.20
                                                                       ---------           ---------
                                                                       2,206,587               14.13
                                                                       ---------           ---------


Footwear
        K-Swiss Incorporated                            6,300            292,950                1.88
                                                                       ---------           ---------

Healthcare - Biotechnology
        Biogen, Incorporated (a)                        5,400            347,288                2.22
                                                                       ---------           ---------


The accompanying notes are an integral part of these financial statements.

                    DOMINION INSIGHT GROWTH FUND
                     INVESTMENTS IN SECURITIES
                           JUNE 30, 1999


                                                                                                           Percent of
Common Stocks (continued)                                         Shares                Value             Total Assets
------------------------                                         -------             -----------          ------------
Healthcare - Drugs Major
        MeddImune, Incorporated (a)                                5,000             $   338,750               2.17%
        Priority Healthcare Corporation (a)                       10,700                 369,150                2.36
                                                                                     -----------          ----------
                                                                                         707,900                4.53
                                                                                     -----------          ----------
Healthcare - Specialized Service
        Laser Vision Centers, Incorporated (a)                     7,400                 466,200                2.98
                                                                                     -----------          ----------
Information Services
        QRS Corporation                                            4,800                 374,400                2.40
                                                                                     -----------          ----------
Internet Service Providers
        Yahoo! Incorporated (a)                                    1,000                 172,250                1.10
                                                                                     -----------          ----------
Investment Banking/Brokerage
        Schwab (Charles) Corporation                               1,800                 197,775                1.27
                                                                                     -----------          ----------
Manufacture - Special
        Optical Coating Laboratory, Incorporated                   5,500                 459,937                2.94
                                                                                     -----------          ----------
Photographic Equipment
        Pinnacle Systems, Incorporated (a)                         6,400                 215,200                1.38
                                                                                     -----------          ----------
Retail - Apparel
        American Eagle Outfitters, Incorporated                   11,400                 518,700                3.32
        Children's Place Retail Stores, Incorporated (a)           9,000                 364,500                2.33
        Quicksilver Resources Incorporated (a)                    11,300                 294,506                1.89
                                                                                     -----------          ----------
                                                                                       1,177,706                7.54
                                                                                     -----------          ----------

Telecom - Long Distance
        MCI WORLDCOM, Incorporated                                11,000                 948,750                6.07
        Viatel, Incorporated (a)                                   7,100                 398,487                2.55
                                                                                     -----------          ----------
                                                                                       1,347,237                8.63
                                                                                     -----------          ----------
Toys and Games
        JAKKS Pacific, Incorporated (a)                           14,300                 426,319                2.73
                                                                                     -----------          ----------
Transportation - Airlines
        Frontier Airlines, Incorporated (a)                       24,300                 391,838                2.51
                                                                                     -----------          ----------
Total Investments in Securities
        (cost $10,259,498)                                                           $14,032,542               89.84%
                                                                                     -----------          ----------
                                                                                     -----------          ----------

Note:
        (a)    Presently non-income producing.


The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1999

INVESTMENT LOSS

        Investment income
              Dividends                                             $     6,015
              Interest                                                   11,497
                                                                    -----------

                   Total investment income                               17,512
                                                                    -----------

        Expenses
              Investment advisory fee                                   159,774
              Administrative fee                                        199,717
                                                                    -----------

                   Total expenses                                       359,491
                                                                    -----------

        NET INVESTMENT LOSS                                            (341,979)
                                                                    -----------

REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS

        Net realized gain on investments in securities                3,598,098
        Net change in unrealized appreciation
           of investments in securities                                 228,458
                                                                    -----------

        NET GAIN ON INVESTMENTS                                       3,826,556
                                                                    -----------

        NET INCREASE IN NET ASSETS RESULTING
           FROM OPERATIONS                                          $ 3,484,577
                                                                    -----------
                                                                    -----------


The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
                   FOR THE YEARS ENDED JUNE 30, 1999 AND 1998

                                                                  1999                  1998
                                                              -----------           -----------
CHANGE IN NET ASSETS FROM OPERATIONS

     Net investment loss                                      $  (341,979)          $  (476,287)
     Net realized gain on investments in securites              3,598,098             5,494,226
     Net change in unrealized appreciation on
        investments in securities                                 228,458            (1,627,841)
                                                              -----------           -----------

           Net increase in net assets
              resulting from operations                         3,484,577             3,390,098

DISTRIBUTIONS TO SHAREHOLDERS FROM

     Net realized gains on investments in securities           (2,151,402)             (735,148)

CAPITAL SHARE TRANSACTIONS - NET                               (6,072,905)           (6,348,480)
                                                              -----------           -----------

     Total decrease in net assets                              (4,739,730)           (3,693,530)

NET ASSETS

     Beginning of year                                         19,250,500            22,944,030
                                                              -----------           -----------

     End of year (including undistributed
        investment loss of $1,656,174
         and $1,656,174, respectively)                        $14,510,770           $19,250,500
                                                              -----------           -----------
                                                              -----------           -----------

The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1   -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            ORGANIZATION AND NATURE OF OPERATIONS

            Dominion Insight Growth Fund (Fund) is a separate series of shares of common stock of Dominion Funds, Inc. (Company). The Company was incorporated in the state of Texas in June of 1992, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The investment objective of the Fund is capital appreciation. The Company may designate one or more series of common stock. The only series currently designated is the Fund. Each capital share in the Fund represents an equal proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

            USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

            VALUATION OF SECURITIES

            Securities are valued at the close of each business day. Securities traded on national securities exchanges or on the national market systems are valued at the last quoted sales price on the day of valuation. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

            SECURITY TRANSACTIONS AND INVESTMENT INCOME

            Security transactions are accounted for on the date the securities are purchased or sold. Realized security gains and losses from security transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

                          DOMINION INSIGHT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1   -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            CASH

            Cash is held in a credit interest account at May Financial Corporation, a member of the Chicago Stock Exchange, Inc., bearing interest at a variable rate. At June 30, 1999, the interest rate was 4.00%.

            INCOME TAXES

            The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income or excise tax provision is required.

            Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. At June 30, 1999, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

            DISTRIBUTIONS TO SHAREHOLDERS

            Dividends declared and paid from net investment income or net realized gains are recorded on the ex-dividend date. Short-term realized gains are reduced by current year net investment loss. The current year net investment loss was fully utilized to reduce undistributed short-term realized gains.

NOTE 2   -  DISTRIBUTION TO SHAREHOLDERS

            Distributions of $2.23 aggregating $2,138,324 and $.02 aggregating $13,078 were declared from net realized gains from security transactions. The dividends were payable on December 3, 1998 and June 25, 1999, respectively, to shareholders of record on November 30, 1998 and June 21, 1999, respectively.

            At June 30, 1999, the Fund had undistributed net realized gains of $3,256,119, of which $1,170,198 are short-term.

                          DOMINION INSIGHT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3   -  CAPITAL SHARE TRANSACTIONS

            As of June 30, 1999, there were 1,000,000,000 shares of $.001 par value capital stock authorized of which 200,000,000 shares are classified as the Fund's series; the balance is unclassified. As of June 30, 1999, capital paid-in aggregated $9,137,781.

            Transactions in shares of capital stock for the years ended June 30, 1999 and June 30, 1998 are as follows:

                                                       Shares                                 Amount
                                        -----------------------------------       ---------------------------------
                                             1999                  1998               1999                1998
                                        -------------         -------------       -------------      --------------
               Shares sold                     41,539                84,898       $     705,427      $    1,516,177
               Shares issued in
                  reinvestment of
                  dividends                   136,971                41,935           2,045,849             699,897
                                        -------------         -------------       -------------      --------------

                                              178,510               126,833           2,751,276           2,216,074

               Shares redeemed                517,175               483,748           8,824,181           8,564,554
                                        -------------         -------------       -------------      --------------

               Net decrease                  (338,665)             (356,915)      $  (6,072,905)     $   (6,348,480)
                                        -------------         -------------       -------------      --------------
                                        -------------         -------------       -------------      --------------

NOTE 4   -  SECURITIES TRANSACTIONS

            Cost of purchases and sales of securities (excluding short-term obligations) aggregated $29,773,160 and $35,088,479, respectively, for the year ended June 30, 1999. Net gain on investments in securities for the year ended June 30, 1999 was $3,826,556. That amount represents the net increase in the value of investment securities held during the year. All security transactions were in long transactions. As of June 30, 1999, the aggregate unrealized appreciation and depreciation of securities was as follows:

               Unrealized appreciation                      $      3,870,098
               Unrealized depreciation                              (97,054)
                                                            ----------------
               Net unrealized appreciation                  $      3,773,044
                                                            ----------------
                                                            ----------------

                          DOMINION INSIGHT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5   -  INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

            The Fund has an Investment Advisory Agreement with Insight Capital Management, Inc. (Advisor) to act as its investment advisor. The Advisor also serves as investment advisor to certain private accounts. The Advisor's only previous experience in advising a mutual fund is advising the Fund. The Advisor provides the Fund with investment advice and recommendations consistent with the Fund's investment objective, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, the Advisor receives an annual fee of 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

            The Fund has an Administration Agreement with Dominion Institutional Services Corporation (Administrator). Pursuant to the Administration Agreement, and subject to the authority of the board of directors of the Fund, the Administrator is responsible for the administration of the Fund and overall management of the Fund's business affairs. The Administrator provides all services required to carry on the Fund's general administrative and corporate affairs. These services include furnishing all executive and managerial personnel, office space and equipment, and providing federal and state regulatory compliance. For its services, the Administrator receives an annual fee of 1.25% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

            The Fund has a Distribution Agreement with Northstar Securities, Inc. (Distributor). Pursuant to the Distribution Agreement, the Distributor performs services and bears the expenses relating to the offering of Fund shares for sale to the public. As compensation for the services provided and expenses borne by the Distributor, the Fund pays the Distributor the sales charges for distributing fund shares. Sales charges were $18,156 for the year ended June 30, 1999. The Distributor waived the sales charges on all sales of the Fund's shares that occur on or after April 1, 1999.

            During the year ended June 30, 1999, all orders for the Fund's securities transactions were placed through the Distributor. Commissions charged by the Distributor for executing security transactions were $172,855 for the year ended June 30, 1999.

            Certain directors and officers of the Company are also directors, officers and/or employees of the Administrator.

                          DOMINION INSIGHT GROWTH FUND

                              Financial Highlights

                                                                                     YEAR ENDED JUNE 30,

                                                                  1999         1998         1997         1996        1995
                                                                  ----         ----         ----         ----        ----
PER SHARE DATA (1):

     Net asset value, beginning of year                           $17.56       $15.79       $19.04       $13.53      $10.24
                                                                  ------       ------       ------       ------      ------
Income (Loss) From Investment Operations:

     Net investment loss                                           (0.36)       (0.37)       (0.33)       (0.34)      (0.24)

     Net realized and unrealized gain (loss) on investments         4.20         2.71        (1.16)        7.39        4.33
                                                                    ----         ----         ----         ----        ----

     Total income (loss) from investment operations                 3.84         2.34        (1.49)        7.05        4.09
                                                                    ----         ----         ----         ----        ----

Less Distributions:

     Distributions from net realized gains                         (2.25)       (0.57)       (1.76)       (1.54)       (0.8)
                                                                    ----         ----         ----         ----        ----

     Net asset value, end of year                                 $19.15       $17.56       $15.79       $19.04      $13.53
                                                                  ------       ------       ------       ------      ------
                                                                  ------       ------       ------       ------      ------

Total return                                                       25.47%       15.00%       (8.21%)      54.32%      42.25%
                                                                   -----        -----        -----        -----       -----
                                                                   -----        -----        -----        -----       -----

RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of year (in thousands)                      $14,511      $19,251      $22,944      $22,908      $8,089

     Ratio of expenses to average daily net assets                  2.25%        2.25%        2.30%        2.31%       2.38%

     Ratio of net investment loss to average net assets             2.14%        2.08%        2.04%        2.03%       2.16%

     Portfolio turnover rate                                      185.62%      273.25%      261.05%      172.87%     210.23%



(1) Per share information has been calculated using the average number of shares outstanding.




   The accompanying notes are an integral part of these financial highlights.